PROSPECTUS

OLD MUTUAL INSURANCE SERIES FUND

April 10, 2007

•	OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
•	OLD MUTUAL GROWTH II PORTFOLIO
•	OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
•	OLD MUTUAL SELECT VALUE PORTFOLIO
•	OLD MUTUAL SMALL CAP PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

An Introduction to Old Mutual Insurance Series Fund and this Prospectus:

Old Mutual Insurance Series Fund (the “Trust”) is a mutual fund that sells shares in its separate investment portfolios (each a “Portfolio” and collectively, the “Portfolios”) through variable annuity contracts (“VA Contracts”) and variable life insurance policies (“VLI Policies”) offered by separate accounts of certain insurance companies (“Participating Insurance Companies”).

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

Portfolio Summaries

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio’s goal matches your own. A description of each Portfolio’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Portfolio’s Summary. Additional information about the Portfolios’ investment strategies is described in the More About the Portfolios section of this Prospectus.

In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

[On side panel: The Portfolios that primarily invest in small cap companies will generally invest in companies with an average market capitalization below $2.5 billion, although a Portfolio may invest in companies outside this range. The Portfolios that primarily invest in mid-cap companies will generally invest in companies with an average market capitalization between $2.5 billion and $10 billion and the Portfolios that primarily invest in large cap companies will generally invest in companies with average market capitalization above $10 billion, although a Portfolio may invest outside of these ranges.]

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for each Portfolio. Old Mutual Capital has retained the following sub-advisors to assist in managing the Portfolios: Ashfield Capital Partners, LLC (“Ashfield”); Columbus Circle Investors (“Columbus Circle”); Eagle Asset Management, Inc. (“Eagle”); Liberty Ridge Capital, Inc. (“Liberty Ridge”); Munder Capital Management (“Munder”); and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Advisor”, and collectively, the “Sub-Advisors”). Ashfield provides services pursuant to an interim sub-advisory agreement approved by the Trust’s Board of Trustees while shareholder approval of a new sub-advisory agreement is sought. For information about the Advisor and Sub-Advisors, see the Investment Advisor & Sub-Advisors sections of this Prospectus.

[On side panel: What the Portfolios Are – And Aren’t

These Portfolios are mutual funds - pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Portfolios strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Portfolio.

An investment in the Portfolios is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

PORTFOLIO SUMMARIES

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Morningstar Category: U.S. Insurance Fund Specialty – Technology

Sub-Advisor: Columbus Circle Investors

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio’s goal. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors. The Portfolio is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Portfolio’s holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel: Industries in the Technology sector include Internet Software and Services, IT Services, Software, Communications Equipment, Computer & Peripherals, Electronic Equipment and Instruments, Office Electronics, Semiconductor Equipment and Products, Semiconductors, Electronic Manufacturing Services, Technology Distributors, Computer Hardware, Networking Equipment, Application Software, Systems Software, Home Entertainment Software, IT Consulting and Other Services, and Data Processing and Outsourced Services.]

Industries in the Communications sector include Diversified Telecommunication Services, Wireless Telecommunication Services, Alternative Carriers, and Integrated Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Non-Diversified Portfolio Risk. The Portfolio is “non-diversified”, which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified.” The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio’s NAV and total return than a diversified portfolio. The Portfolio’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Cap Company Risk. The Portfolio may invest in small-cap or mid–cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the NYSE ArcaTech 100 Index (formerly the PSE Technology Index®) which is a price-weighted index of the top 100 U.S. technology stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	4.71%
2005	9.91%
2004	6.42%
2003	45.33%
2002	-53.99%
2001	-52.32%
2000	-42.12%
1999	234.38%
1998	32.20%

BEST QUARTER
4th Quarter 1999	108.57%

WORST QUARTER
4th Quarter 2000	(49.86)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/97)
Columbus Circle Technology and Communications Portfolio	4.71%	(3.91)%	0.41%
NYSE Arca Tech 100 Index (formerly PSE Technology Index®)	5.20%	5.34%	14.16%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisor and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.95%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.29%)
Net Annual Operating Expenses	0.85%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.85%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.85%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$87
3 Years	$303
5 Years	$570
10 Years	$1,332

OLD MUTUAL GROWTH II PORTFOLIO

Morningstar Category: U.S. Insurance Fund MidCap Growth

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with capital appreciation. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. While the Portfolio may invest in both small and mid-cap companies, the Portfolio primarily invests in mid-cap companies. Equity securities in which the Portfolio may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Portfolio may invest in small-cap or mid–cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell Midcap® Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap® Index with greater-than-average growth characteristics, and the S&P MidCap 400 Index, a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations. All performance figures reflect the reinvestment of dividends and capital gain distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	7.20%
2005	11.35%
2004	6.61%
2003	25.70%
2002	-30.43%
2001	-40.47%
2000	-16.67%
1999	98.19%
1998	8.19%

BEST QUARTER
4th Quarter 1999	49.97%
WORST QUARTER
1st Quarter 2001	(39.25)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (4/30/97)
Growth II Portfolio	7.20%	2.16%	2.53%
Russell Midcap® Growth Index	10.66%	8.22%	9.06%
S&P MidCap 400 Index	10.32%	10.89%	13.83%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends (and Other Distributions)	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.825%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.325%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.11%)
Net Annual Operating Expenses	1.04%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.04%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.04%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$106
3 Years	$343
5 Years	$612
10 Years	$1,378

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Morningstar Category: U.S. Insurance Fund Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. For purposes of this Portfolio, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 1000® Growth Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Each Sub-Advisor will invest the portion of the Portfolio it manages in not more than 40 large cap companies. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Portfolio is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified.” The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio’s NAV and total return than a diversified portfolio. The Portfolio’s share prices may also be more volatile than those of a diversified portfolio.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions, but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	8.09%
2005	5.70%
2004	6.92%
2003	32.87%
2002	-31.34%
2001	-36.17%
2000	-23.87%
1999	100.61%
1998	62.52%

BEST QUARTER
4th Quarter 1999	74.31%

WORST QUARTER
4th Quarter 2000	(33.70)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (9/25/97)
Large Cap Growth Concentrated Portfolio	8.09%	2.19%	6.36%
Russell 1000® Growth Index*	9.07%	2.69%	3.15%
S&P 500® Index*	15.80%	6.19%	6.24%

*The Portfolio will no longer include the S&P 500® Index as a performance benchmark as the Russell 1000® Growth Index better reflects the Portfolio’s investment strategy.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Portfolio was co-managed by a sub-advisor other than Ashfield, and the Portfolio’s performance prior to that date may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.90%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.19%)
Net Annual Operating Expenses	0.89%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.89%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.89%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$91
3 Years	$305
5 Years	$558
10 Years	$1,282

OLD MUTUAL SELECT VALUE PORTFOLIO

Morningstar Category: U.S. Insurance Fund Large Value

Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of large cap companies with value characteristics. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s value style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	25.74%
2005	4.51%
2004	2.85%

2003	18.29%
2002	-25.07%
2001	1.72%
2000	17.88%
1999	8.89%
1998	37.96%

BEST QUARTER
4th Quarter 1998	29.59%

WORST QUARTER
3rd Quarter 2002	(21.66)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	Since inception (10/28/97)
Select Value Portfolio	25.74%	3.68%	9.24%
S&P 500® Index	15.80%	6.19%	6.48%

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)

Management Fees	0.75%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.02%)
Net Annual Operating Expenses	0.94%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.94%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 0.94%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$96
3 Years	$302
5 Years	$527
10 Years	$1,174

OLD MUTUAL SMALL CAP PORTFOLIO

Morningstar Category: U.S. Insurance Fund Small Blend

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. For purposes of this Portfolio, small-cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Portfolio’s holdings and the Russell 2000® Index changes over time and the Portfolio will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Portfolio may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small Company Risk. The Portfolio invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of an unmanaged securities index. The Portfolio’s performance is compared to the Russell 2000® Index, a widely recognized, unmanaged index that measures the performance of 2,000 small cap stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2006	16.73%
2005	1.48%
2004	16.18%
2003	39.03%
2002	-31.11%
2001	6.07%
2000	36.13%
1999	15.93%
1998	10.94%

BEST QUARTER
4th Quarter 1998	25.92%

WORST QUARTER
3rd Quarter 2002	(21.24)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (10/28/97)
Small Cap Portfolio	16.73%	5.68%	10.81%
Russell 2000® Index	18.37%	11.39%	8.16%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. The Small-Cap Portfolio’s name and investment strategy changed effective January 1, 2003. The Portfolio’s past performance would have been different if the current strategy had been in effect.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	1.10%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.28%)
Net Annual Operating Expenses	1.02%(1)

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2007 as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.02%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.02%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$104
3 Years	$355
5 Years	$657
10 Years	$1,518

HYPOTHETICAL IMPACT OF FUND EXPENSES ON RETURNS

The following table summarizes the annual and cumulative impact of each Portfolio’s fees and expenses on returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Fees and Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Old Mutual Columbus Circle Technology and Communications Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.85%	4.15%	$10,415	$87
2	10.25%	0.85%	8.47%	$10,847	$90
3	15.76%	1.14%	12.66%	$11,266	$126
4	21.55%	1.14%	17.01%	$11,701	$131
5	27.63%	1.14%	21.52%	$12,152	$136
6	31.04%	1.14%	26.22%	$12,622	$141
7	40.71%	1.14%	31.09%	$13,109	$147
8	47.75%	1.14%	36.15%	$13,615	$152
9	55.13%	1.14%	41.40%	$14,140	$158
10	62.89%	1.14%	46.86%	$14,686	$164

Total Gain After Fees and Expenses				$4,686
Total Annual Fees & Expenses					$1,332

Old Mutual Growth II Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	3.96%	$10,396	$106
2	10.25%	1.04%	8.08%	$10,808	$110
3	15.76%	1.15%	12.24%	$11,224	$127
4	21.55%	1.15%	16.56%	$11,656	$132
5	27.63%	1.15%	21.05%	$12,105	$137
6	34.01%	1.15%	25.71%	$12,571	$142
7	40.71%	1.15%	30.55%	$13,055	$147
8	47.75%	1.15%	35.57%	$13,557	$153
9	55.13%	1.15%	40.79%	$14,079	$159
10	62.89%	1.15%	46.21%	$14,621	$165

Total Gain After Fees and Expenses				$4,621
Total Annual Fees & Expenses					$1,378

Old Mutual Large Cap Growth Concentrated Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.89%	4.11%	$10,411	$91
2	10.25%	0.89%	8.39%	$10,839	$95
3	15.76%	1.08%	12.64%	$11,264	$119
4	21.55%	1.08%	17.05%	$11,705	$124
5	27.63%	1.08%	21.64%	$12,164	$129
6	34.01%	1.08%	26.41%	$12,641	$134
7	40.71%	1.08%	31.37%	$13,137	$139
8	47.75%	1.08%	36.51%	$13,651	$145
9	55.13%	1.08%	41.87%	$14,187	$150
10	62.89%	1.08%	47.83%	$14,743	$156

Total Gain After Fees and Expenses				$4,743
Total Annual Fees & Expenses					$1,282

Old Mutual Select Value Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.94%	4.06%	$10,406	$96
2	10.25%	0.94%	8.28%	$10,828	$100
3	15.76%	0.96%	12.66%	$11,266	$106
4	21.55%	0.96%	17.21%	$11,721	$110
5	27.63%	0.96%	21.95%	$12,195	$115
6	34.01%	0.96%	26.87%	$12,687	$119
7	40.71%	0.96%	32.00%	$13,200	$124
8	47.75%	0.96%	37.33%	$13,733	$129
9	55.13%	0.96%	42.88%	$14,288	$135
10	62.89%	0.96%	48.65%	$14,865	$140

Total Gain After Fees and Expenses				$4,865
Total Annual Fees & Expenses					$1,174

Old Mutual Small Cap Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.02%	3.98%	$10,398	$104
2	10.25%	1.02%	8.12%	$10,812	$108
3	15.76%	1.30%	12.12%	$11,212	$143
4	21.55%	1.30%	16.27%	$11,627	$148
5	27.63%	1.30%	20.57%	$12,057	$154
6	34.01%	1.30%	25.03%	$12,503	$160
7	40.71%	1.30%	29.66%	$12,966	$166
8	47.75%	1.30%	34.45%	$13,445	$172
9	55.13%	1.30%	39.43%	$13,943	$178
10	62.89%	1.30%	44.59%	$14,459	$185

Total Gain After Fees and Expenses				$4,459
Total Annual Fees & Expenses					$1,518

MORE ABOUT THE PORTFOLIOS

Investment Strategies and Risks

Each Portfolio seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of each Portfolio have been described in the Portfolio Summaries. This section of the Prospectus discusses those and other investment strategies used by the Portfolios in greater detail and describes additional risks associated with an investment in the Portfolios. The Statement of Additional Information contains more detailed information about the Portfolios' investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth Concentrated Portfolio

Ashfield believes that superior results and a high degree of consistency can best be achieved by concentrating investments in above average growth companies. Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends. The investment discipline therefore combines a top-down, macro-economic analysis to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental approach to individual stock selection. This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a three-step investment process to implement its investment strategy:

•

Quantitative. Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks. During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks. Ashfield then ranks the refined universe of stock picks based on earnings.

•

Qualitative. Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks. Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

•	Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

Columbus Circle’s Investment Strategies – Old Mutual Technology and Communications Portfolio

Columbus Circle’s investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle’s process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations and sell or avoid those companies that fall short of those expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria.

Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Conversely, if a company’s results fall short of investor expectations, the stock has historically underperformed until new expectations are surpassed. Columbus Circle closely monitors a company’s progress versus expectations in evaluating whether to purchase a stock.

Eagle’s Investment Strategies – Old Mutual Small Cap Portfolio

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle’s small cap core investment strategy employs in depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle’s investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

Liberty Ridge’s Investment Strategies – Old Mutual Select Value and Small Cap Portfolios

Liberty Ridge’s core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

Munder’s Investment Strategies – Old Mutual Growth II Portfolio

Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Portfolio’s investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

▪	Above-average, consistent earnings growth;
▪	Financial stability;
▪	Relative valuation;
▪	Strength of industry position and management team; and
▪	Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

Turner’s Investment Strategies – Old Mutual Large Cap Growth Concentrated and Growth II Portfolios

Turner’s investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner’s investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner’s stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

▪	a rate of growth that exceeds their industry peers;
▪	earnings that meet or exceed market consensus estimates; and
▪	earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner’s analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

More About Investment Strategies and Risks

Foreign Securities. While the Portfolios emphasize investments in securities traded in the U.S., a Portfolio may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Covered Calls. The Old Mutual Columbus Circle Technology and Communications Portfolio may write covered call options on equities comprising up to 20% of the Portfolio’s net assets. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Portfolio may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock. While the Portfolio receives a premium for writing the call option, the price the Portfolio realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Portfolio is not able to close out the options transaction, the Portfolio will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the stocks underlying the call option, the Portfolio may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Premiums generated from the sale of call options typically will result in short-term capital gains to the Portfolio for federal and state income tax purposes. Transactions involving the disposition of the Portfolio’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Portfolio does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

Fixed-Income Securities. While the Portfolios generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Portfolios might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Securities That Are Not Readily Marketable. Each Portfolio may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio’s Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Portfolios’ purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Portfolio may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Portfolio’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Portfolios may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Portfolios have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Portfolio’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Portfolio may not correlate with the Portfolio’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Portfolios do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Portfolio buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Portfolios may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Portfolio pays and may adversely affect its performance. In addition, the sale of Portfolio securities may generate capital gains, which, when distributed, may be taxable to you.

Non-Fundamental Policy

Each of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change of its investment policy.

Sub-Advisor Allocations

For Portfolios that employ multiple Sub-Advisors, Old Mutual Capital will allocate the assets of the Portfolio according to the Portfolio’s particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio provides that each Sub-Advisor will manage between 45% and 55% of the Portfolio’s assets. Old Mutual Capital will monitor the allocation of assets among the Sub-Advisors and will re-allocate the Portfolio’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular Sub-Advisor and, if necessary, reallocating cash or securities to a particular Sub-Advisor. The Old Mutual Columbus Circle Technology and Communications Portfolio currently employs a single Sub-Advisor, however, the Board and Old Mutual Capital have the ability to appoint additional sub-advisors in the future, although there are no current plans to do so.

Disclosure of Portfolio Holdings

A description of the Old Mutual Insurance Series Fund policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can obtain a copy of the Statement of Additional Information.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, Inc., located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment advisor for each Portfolio. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Advisor to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has been investment advisor of the Old Mutual Advisor Funds II, an affiliated mutual fund company, since 2006. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors for the Portfolios, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisors for Portfolios managed by multiple Sub-Advisors, and provides certain administrative services for the Portfolios.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each Portfolio intends to rely on the exemptive order and operate in the manner described above.

Shareholders will be notified of any changes in unaffiliated Sub-Advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The SEC exemptive order also permits the Portfolios to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the Sub-Advisor(s) by each Portfolio.

The Sub-Advisors

ASHFIELD CAPITAL PARTNERS, LLC

Ashfield, a Delaware limited liability company located at 750 Battery Drive, Suite 600, San Francisco, California 94111, is a Sub-Advisor for the Old Mutual Large Cap Growth Concentrated and Old Mutual Large Cap Growth Portfolios. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings, Inc., which is wholly-owned by Old Mutual plc, a London-exchange listed international financial services firm. Ashfield was appointed Sub-Advisor to the Portfolios effective February 10, 2007, pursuant to an interim investment sub-advisory agreement, and assumed management of that portion of the Portfolios’ assets that were previously managed by CastleArk Management, LLC. Shareholders of the Old Mutual Large Cap Growth Concentrated and Old Mutual Large Cap Growth Portfolios have been asked to approve the interim investment sub-advisory agreement and a new investment sub-advisory agreement among the Trust, Old Mutual Capital and Ashfield. Ashfield manages and supervises the investment of certain of the Portfolios’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.1 billion in assets as of September 30, 2006.

COLUMBUS CIRCLE INVESTORS

Columbus Circle, a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902, is the Sub-Advisor to the Old Mutual Columbus Circle Technology and Communications Portfolio. Columbus Circle was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $7.9 billion in assets as of December 31, 2006.

EAGLE ASSET MANAGEMENT, INC.

Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a Sub-Advisor to the Old Mutual Small Cap Portfolio. Eagle was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to approximately $12.9 billion in assets as of December 31, 2006.

MUNDER CAPITAL MANAGEMENT

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009, is a Sub-Advisor to the Old Mutual Growth II Portfolio. Munder was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder, founded in 1985, manages a variety of equity and fixed-income assets for institutional, high-net-worth, and mutual fund investors. Munder held discretionary management authority with respect to approximately $28.3 billion in assets as of December 31, 2006.

TURNER INVESTMENT PARTNERS, INC.

Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Sub-Advisor to the Old Mutual Large Cap Growth, Large Cap Growth Concentrated, and Growth II Portfolios. Turner was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolios’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $22.8 billon in assets as of December 31, 2006.

LIBERTY RIDGE CAPITAL, INC.

Liberty Ridge, a Delaware corporation located at 1205 Westlakes Drive, Suite 230, Berwyn, PA 19312, is the Sub-Advisor to the Old Mutual Select Value, Mid-Cap, and Small Cap Portfolios. Liberty Ridge was appointed Sub-Advisor to the Trust effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust’s investment advisor. Liberty Ridge manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., and an affiliate of Old Mutual Capital, was founded in 1982, and managed over $755 million in assets as of December 31, 2006.

Legal Proceedings

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. (“PBA”)), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust’s Statement of Additional Information (“SAI”) are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust’s Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust’s disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

Management Fees

The table, below, shows the management fees the Portfolios paid (as a percentage of average daily net assets) to the Trust’s Advisor for the fiscal year ended December 31, 2006.

Fees paid to Old Mutual Capital as of December 31, 2006
Columbus Circle Technology and Communications Portfolio	0.95%
Growth II Portfolio	0.825%
Large Cap Growth Concentrated Portfolio	0.90%
Select Value Portfolio	0.75%
Small Cap Portfolio	1.10%

Advisory fee breakpoints are triggered once a Portfolio reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Portfolio exceed $300 million, the management fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.30% point reduction in total. The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Portfolio. The fee arrangement for each Sub-Advisor is described in the Statement of Additional Information.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts among the Trust, Old Mutual Capital, and each Sub-Advisor (other than Ashfield) is included in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2006. The back cover of this Prospectus explains how you can get a copy of the Annual Report. A discussion regarding the Board’s approval of the Sub-Advisory contract with Ashfield is available at www.omfunds.com and will be included in the Trust’s 2007 Semiannual Reports to Shareholders.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolio or Portfolios that they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Anthony Rizza, CFA has been at Columbus Circle for the past 15 years and has managed Columbus Circle’s Technology Portfolio since 1994.

GROWTH II PORTFOLIO

Munder

A team of professionals employed by Munder makes investment decisions for the portion of the Portfolio sub-advised by Munder. The team consists of Tony Y. Dong, Brian S. Matuszak, Andy Y. Mui, and George L. Sanders II. Mr. Dong makes final investment decisions for the Portfolio. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Managing Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. Mr. Dong joined Munder’s mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder’s mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994, and Managing Director, Mid-Cap Equity in 2006.

Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. He is also a member of Munder’s REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Portfolio’s portfolio management team since Munder became Sub-Advisor to the Portfolio in January 2006. He has also a member of Munder’s mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

George L. Sanders II, Senior Equity Research Associate, has been a member of Munder’s mid-cap core growth team responsible for cash management since the fourth quarter of 2006. Mr. Sanders also provides quantitative equity research for Munder’s mid-capitalization (growth and value), small-capitalization (growth and value) and micro-capitalization investment disciplines. Mr. Sanders joined Munder in 1995.

Turner

The portion of the Portfolio sub-advised by Turner is managed by a team of investment professionals who collaborate to develop and implement the Portfolio’s investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA.

Christopher K. McHugh, Vice President, Senior Portfolio Manager/Security Analyst and Principal, is lead portfolio manager for the Old Mutual Growth II Portfolio as well as Turner’s Midcap Growth and Concentrated Global Growth portfolios. Mr. McHugh is also a member of the team of analysts covering stocks in the technology and telecommunications sector. One of the founding principals of the firm, Mr. McHugh has worked at Turner since 1990 and has twenty years of investment experience. Prior to joining Turner Investment Partners, Mr. McHugh was a performance specialist at Provident Capital Management. Mr. McHugh graduated from Philadelphia University with a BS degree in accounting, and received an MBA in finance form St. Joseph’s University. Mr. McHugh is also on the board of trustees at Philadelphia University and is an affiliate member of CFA Institute and an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund, CFA, CPA, Security Analyst/Portfolio Manager and Principal, covers stocks in the technology & telecommunications sector. Mrs. Hedlund is a co-manager of the Old Mutual Growth II Portfolio as well as the Turner Technology Fund and the Turner New Enterprise Fund. Ms. Hedlund has worked at Turner since 2000 and has eleven years of investment experience. Prior to joining Turner Investment Partners, Mrs. Hedlund was an audit engagement senior at Arthur Anderson LLP. Mrs. Hedlund graduated from Villanova University with a bachelor’s degree in accountancy. Ms. Hedlund is a member of PICPA and AICPA and a member of CFA Institute and CFA Society of Philadelphia.

Jason D. Schrotberger, CFA, Security Analyst/Portfolio Manager and Principal, covers stocks in the consumer sector. Mr. Schrotberger is co-manager of the Old Mutual Growth II Portfolio as well as Turner’s Small Cap Growth portfolio, the New Enterprise Fund, and Core Midcap Growth Equity as well as other concentrated pure growth portfolios. Mr. Schrotberger has worked at Turner since 2001 and has twelve years of investment experience. Prior to joining Turner Investment Partners, Mr. Schrotberger was an investment analyst at BlackRock Financial Management. Mr. Schrotberger also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. He began his career with Safeguard Scientifics where he served as a venture capital analyst. Mr. Schrotberger graduated from Denison University with a BA degree and earned an MBA in finance from the University of Illinois. Mr. Schrotberger is a member of CFA Institute and a member of CFA Society of Philadelphia.

LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Ashfield

J. Stephen Lauck, CFA, joined Ashfield in 1984 and has held the positions of Portfolio Manager, President and Chief Executive Officer since that time.

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager since that time.

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

Kelli K. Hill joined Ashfield in 2004 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Ms. Hill held the position of Senior Vice President at Putnam Investments in Boston where she was an Institutional Portfolio Manager. From 1988 to 2001 Ms. Hill held the position of Managing Director and Portfolio Manager for Wells Fargo in San Francisco. Ms. Hill began her career at Christoph Securities in Lake Forest, Illinois. Ms. Hill earned her undergraduate degree from the University of Southern California.

Marc W. Lieberman, CFA, joined Ashfield in 2002 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

Turner

Mark D. Turner joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987, and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1987.

Robert E. Turner, CFA, joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

Robb J. Parlanti, CFA, joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, N.A., from 1987 to 1993.

SELECT VALUE PORTFOLIO

Jerome J. Heppelmann, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge’s investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Heppelmann holds a BA with a concentration in Finance from the University of Notre Dame.

SMALL CAP PORTFOLIO

Eagle

Todd McCallister, Ph.D., CFA joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

Stacey Serafini Thomas, CFA joined Eagle in 1999 and currently holds the position of Assistant Portfolio Manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her CFA designation in 2002.

Liberty Ridge

James B. Bell, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr.  Bell worked for six years as a commercial banker at Allfirst Bank. Mr. Bell holds a BS in Finance from the University of Virginia.

ABOUT YOUR INVESTMENT

Your Share Price

The price of a Portfolio’s shares is based on that Portfolio’s net asset value (“NAV”). A Portfolio’s NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Portfolio’s NAV is calculated and each Portfolio’s shares are priced at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ official closing price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Portfolio transactions, on days the NYSE is closed (generally, weekends and New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Portfolios’ securities holdings on such days may affect the value of the Portfolios’ shares on days when you will not be able to purchase, exchange or redeem shares.

Valuing Portfolio Securities

The Portfolios use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Portfolios generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Portfolios’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Portfolios at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Portfolio’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Fair Value Pricing

The Portfolios have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio’s securities. The valuation assigned to fair valued securities for purposes of calculating the Portfolio’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Portfolio’s could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Portfolio’s investment performance. If a Portfolio invests in another investment company, the Portfolio’s net asset value is based in part on the net asset value of the other investment companies in which the Portfolio invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE PORTFOLIOS

Policy Regarding Excessive or Short-Term Trading

While the Portfolios provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Portfolio shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust’s Board of Trustees has adopted and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools to discourage excessive short-term trading in the Portfolios: trade activity monitoring and selective use of fair value pricing. Trade activity monitoring is described in more detail below and fair value pricing is described in the preceding section of this Prospectus. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, both of these tools involve judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Portfolios, and accounts under common ownership, influence or control. Old Mutual Capital and the Portfolios may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies has, in the past, been severely limited because the Participating Insurance Companies who maintain the underlying shareholder accounts did not disclose individual shareholder transaction information. Old Mutual Capital and its agents generally relied on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity in omnibus accounts and enforce the Portfolios’ excessive short-term trading policy on shareholders in such accounts. As of April 16, 2007, however, in compliance with Rule 22c-2 (“Rule 22c-2”) of the Investment Company Act of 1940, as amended (the “Act”), the Trust will be required to and expects to have in place an agreement (“Shareholder Information Agreements”) with each Participating Insurance Company that requires the Participating Insurance Company to (a) provide the taxpayer identification number and transaction information about fund shareholders who hold their shares through the Participating Insurance Company, (b) use its best efforts to determine, upon request of the Trust, whether any other person that holds Portfolio shares through the Participating Insurance Company is itself a financial intermediary, and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (c) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies, as permitted by applicable VA Contracts or VLI Policies. Rule 22c-2 requires that financial intermediaries such as Participating Insurance Companies be able to comply with the contractual requirements described in (a) and (b) above no later than October 16, 2007. These contractual arrangements will enhance Old Mutual Capital’s ability to monitor trades placed through omnibus accounts. However, there is no assurance that Participating Insurance Companies will, in all instances, cooperate with Old Mutual Capital in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases. To the extent that a Participating Insurance Company, acting as a financial intermediary under Rule 22c-2, has failed to execute a Shareholder Information Agreement with the Trust prior to April 16, 2007, the Trust will be prohibited from accepting purchase orders from such Participating Insurance Company for shares of its Portfolios.

Buying & Selling Portfolio Shares

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day’s NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios’ next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day’s NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

Redemptions In-Kind

The Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate net asset value of a Portfolio in any 90-day period.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

Distributions and Taxes

Each Portfolio pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio’s distributions for each calendar year will be detailed in the Participating Insurance Company’s annual tax statement for that Portfolio. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Revenue Sharing

Payments to Financial Intermediaries by Old Mutual Investment Partners, Old Mutual Capital, or their affiliates

From time to time, Old Mutual Investment Partners (the “Distributor”) or one or more of its corporate affiliates may, from time to time, make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares (“Financial Intermediaries”). These “Revenue Sharing” payments may be made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Advisor may also benefit from the Distributor’s activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

Payments By Old Mutual Insurance Series Fund

Like the Distributor, the Trust may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries.

You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

Potential Conflicts of Interest

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios’ Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers, LLP (“PwC”) has audited the information contained in these financial highlights. PwC’s report and the Portfolio’s financial statements are included in the Portfolio’s Annual Report to Shareholders, which is available, free of charge, upon request.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment Income		(Losses)	From	Investment	Capital	and	End
	of Period	(Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 2.55	$ (0.01)	[1]	$ 0.13	$ 0.12	$ -	$ -	$ -	$ 2.67
2005	2.32	(0.02)	[1]	0.25	0.23	-	-	-	2.55
2004	2.18	(0.01)	[1]	0.15	0.14	-	-	-	2.32
2003	1.50	(0.02)	[1]	0.70	0.68	-	-	-	2.18
2002	3.26	(0.03)		(1.73)	(1.76)	-	-	-	1.50

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	4.71%	$71,902		0.85%	(0.45)%	1.14%	188.12%
2005	9.91%	115,303		1.14%	(0.87)%	1.14%	29.66%
2004	6.42%	145,141		1.13%	(0.69)%	1.13%	76.42%
2003	45.33%	192,967		1.10%	(0.84)%	1.10%	167.83%
2002	(53.99)%	168,266		1.08%	(0.85)%	1.08%	236.25%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL GROWTH II PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset	Net		Unrealized		Dividends	Distributions	Total	Net
	Value,	Investment		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Income		(Losses)	From	Investment	Capital	and	End
	of Period	(Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 11.67	$ 0.01	[1]	$ 0.83	$ 0.84	$ -	$ -	$ -	$ 12.51
2005	10.48	(0.10)	[1]	1.29	1.19	-	-	-	11.67
2004	9.83	(0.09)	[1]	0.74	0.65	-	-	-	10.48
2003	7.82	(0.08)	[1]	2.09	2.01	-	-	-	9.83
2002	11.24	(0.13)		(3.29)	(3.42)	-	-	-	7.82

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	7.20%	$ 34,148		1.04%	0.09%	1.15%	179.52%
2005	11.35%	45,050		1.19%	(0.90)%	1.19%	24.17%
2004	6.61%	53,495		1.17%	(0.94)%	1.17%	37.53%
2003	25.70%	71,918		1.10%	(0.90)%	1.10%	194.63%
2002	(30.43)%	76,421		1.12%	(0.89)%	1.12%	169.74%

[1] Per share calculations were performed using the average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

	Net			Net
	Asset	Net		Realized and		Dividends	Distributions	Total	Net
	Value,	Investment		Unrealized		from Net	from	Dividends	Asset Value,
	Beginning	Income		Gains	Total	Investment	Capital	and	End
	of Period	(Loss)		(Losses) on Securities	From Operations	Income	Gains	Distributions	of Period
2006	$ 9.64	$ -	[1]			$ -	$ -	$ -	$ 10.42
2005	9.12	(0.07)	[1]	$ 0.78	$ 0.78	-	-	-	9.64
2004	8.53	(0.04)	[1]	0.59	0.52	-	-	-	9.12
2003	6.42	(0.05)	[1]	0.63	0.59	-	-	-	8.53
2002	9.35	(0.05)		2.16	2.11	-	-	-	6.42
				(2.88)	(2.93)

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	8.09%	$ 67,564		0.89%	(0.02)%	1.08%	204.90%
2005	5.70%	81,569		1.14%	(0.78)%	1.14%	28.42%
2004	6.92%	110,140		1.10%	(0.44)%	1.10%	50.45%
2003	32.87%	153,640		1.09%	(0.73)%	1.09%	92.66%
2002	(31.34)%	153,089		1.08%	(0.42)%	1.08%	164.94%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL SELECT VALUE PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Income (Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 14.25	$ 0.16	[1]	$ 3.47	$ 3.63	$ (0.24)	$ -	$ (0.24)	$ 17.64
2005	13.91	0.18	[1]	0.44	0.62	(0.28)	-	(0.28)	14.25
2004	13.83	0.21	[1]	0.17	0.38	(0.30)	-	(0.30)	13.91
2003	12.00	0.35		1.81	2.16	(0.33)	-	(0.33)	13.83
2002	16.20	0.30		(4.35)	(4.05)	(0.15)	-	(0.15)	12.00

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	25.74%	$ 46,623		0.94%	1.05%	0.96%	79.56%
2005	4.51%	51,491		0.96%	1.28%	0.96%	71.77%
2004	2.85%	64,049		0.92%	1.52%	0.92%	110.53%
2003	18.29%	94,035		0.90%	1.53%	0.90%	224.47%
2002	(25.07)%	141,322		0.87%	1.19%	0.87%	505.46%

[1] Per share calculations were performed using average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

OLD MUTUAL SMALL CAP PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year ended December 31,

				Net
	Net			Realized and
	Asset			Unrealized		Dividends	Distributions	Total	Net
	Value,	Net		Gains	Total	from Net	from	Dividends	Asset Value,
	Beginning	Investment		(Losses)	From	Investment	Capital	and	End
	of Period	Income (Loss)		on Securities	Operations	Income	Gains	Distributions	of Period
2006	$ 20.62	$ (0.04)	[1]	$ 3.49	$ 3.45	$ -	$ -	$ -	$ 24.07
2005	20.32	(0.04)	[1]	0.34	0.30	-	-	-	20.62
2004	17.49	(0.13)	[1]	2.96	2.83	-	-	-	20.32
2003	12.58	(0.07)	[1]	4.98	4.91	-	-	-	17.49
2002	18.57	(0.10)		(5.66)	(5.76)	-	(0.23)	(0.23)	12.58

						Ratio
						of Expenses
					Ratio	to Average
					of Net	Net Assets
		Net		Ratio	Investment	(Excluding
		Assets, End		of Expenses	Income (Loss)	Waivers and	Portfolio
	Total	of Period		to Average	to Average	Expense	Turnover
	Return	(000)		Net Assets	Net Assets	Reductions)	Rate
2006	16.73%	$ 100,549		1.02%	(0.20)%	1.30%	163.05%
2005	1.48%	115,378		1.20%	(0.18)%	1.28%	58.30%
2004	16.18%	154,841		1.20%	(0.77)%	1.25%	80.68%
2003	39.03%	219,398		1.20%	(0.48)%	1.24%	125.35%
2002	(31.11)%	244,139		1.20%	(0.52)%	1.22%	158.64%

[1] Per share calculations were performed using the average shares for the period.

Amounts designated as "—" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

For investors who want more information about Old Mutual Insurance Series Fund and its Portfolios, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Portfolios and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports or other information and for shareholder inquiries, contact Old Mutual Insurance Series Fund:

By Telephone:	800-433-0051

By Mail:	Old Mutual Insurance Series Funds P.O. Box 419229 Kansas City, Missouri 64141-6229

Via the Internet:
Old Mutual Insurance Series Fund Website	omfunds.com
EDGAR database on the SEC Website	www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section, Room 1580 Washington, D.C. 20549-0102

Call 1-202-551-5850 for information about the operation of the Public Reference Room

INVESTMENT ADVISER

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-08009

R-07-056 04/2007